As filed with the Securities and Exchange Commission on December 28, 2017

Registration No. 333-220538

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Pre-Effective Amendment No. 2

FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

TAPIMMUNE INC.
(Name of Issuer as Specified in Its Charter)

Nevada
(State or other jurisdiction of incorporation)

2834	45-4497941
(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

5 West Forsyth Street, Suite 200 Jacksonville, FL 32202
904-516-5436
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Sierra Corporate Services
100 West Liberty Street, 10th Floor
Reno, Nevada 89501
(775) 788-2000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Mark A. Catchur

Shumaker, Loop & Kendrick, LLP

101 E. Kennedy Blvd., Suite 2800

Tampa, FL 33602

Telephone: 813-229-7600

Fax: 813-229-1660

Approximate date of commencement of proposed sale to the public: from time to time after this registration statement becomes effective as the selling shareholders shall determine.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

TapImmune Inc. is hereby filing this Pre-Effective Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-220538), originally filed on September 20, 2017 (the “Registration Statement”) solely to provide an updated auditor’s consent as Exhibit 23.3 and to amend Item 16(a) of the Registration Statement reflecting such additional exhibit. Accordingly, this Pre-Effective Amendment No. 2 consists only of the facing page, this explanatory note, the Item 16 Exhibits list, and the signature page of the Registration Statement. The Prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

ITEM 16.	EXHIBITS.

The following exhibits are filed as part of this registration statement. Exhibit numbers correspond to the exhibit requirements of Regulation S-K.

		Incorporated by Reference
Exhibit number	Exhibit description	Form	File no.	Exhibit	Filing date	Filed herewith

3.1	Articles of Incorporation as Amended	10-Q	001-37939	3.1	11/4/16

3.2	Certificate of Change	8-K	000-27239	3.1	9/15/16

3.3	Amended and Restated Bylaws	8-K	000-27239	3.1	7/15/16

3.4	Amendment to Amended and Restated Bylaws	8-K	001-37939	3.1	7/11/17

4.1	Securities Purchase Agreement, dated May 17, 2010	8-K	000-27239	10.1	5/18/10

4.2	Registration Rights Agreement, dated May 24, 2010	8-K	000-27239	10.4	5/18/10

4.3	Security Agreement, dated May 24, 2010	8-K	000-27239	10.3	5/18/10

4.4	Form of Senior Secured Convertible Note	8-K	000-27239	10.2	5/18/10

4.5	Form of Series A Warrants	8-K	000-27239	10.5	5/18/10

4.6	Form of Series B Warrants	8-K	000-27239	10.6	5/18/10

4.7	Form of Series C Warrants	8-K	000-27239	10.7	5/18/10

4.8	Securities Purchase Agreement, dated February 24, 2011	8-K	000-27239	10.1	3/2/11

4.9	Form of Convertible Note	8-K	000-27239	10.2	3/2/11

4.10	Security Agreement, dated February 24, 2011	8-K	000-27239	10.3	3/2/11

4.11	Form of Warrant	8-K	000-27239	10.4	3/2/11

4.12	Form of Convertible Note in connection with the sale of same on April 12, 2011	10-K	000-27239	4.12	4/18/11

4.13	Security Agreement dated April 12, 2011	10-K	000-27239	4.13	4/18/11

4.14	Form of Securities Purchase Agreement in connection with the sale of Units on April 14, 2011	10-K	000-27239	4.14	4/18/11

4.15	Form of Warrant in connection with Securities Purchase Agreement dated April 14, 2011	10-K	000-27239	4.15	4/18/11

4.16	Form of Common Stock Purchase Warrant	8-K	000-27239	4.1	8/14/14

4.17	Form of Placement Agent Warrant	8-K	000-27239	4.2	8/14/14

4.18	Form of Common Stock Purchase Warrants-Series A	8-K	000-27239	4.1	1/12/15

4.19	Form of Common Stock Purchase Warrants-Series B	8-K	000-27239	4.2	1/12/15

4.20	Form of Common Stock Purchase Warrants-Series C	8-K	000-27239	4.3	1/12/15

4.21	Form of Common Stock Purchase Warrants-Series D	8-K	000-27239	4.4	1/12/15

4.22	Form of Common Stock Purchase Warrants-Series E	8-K	000-27239	4.5	1/12/15

		Incorporated by Reference
Exhibit number	Exhibit description	Form	File no.	Exhibit	Filing date	Filed herewith
4.23	Form of Placement Agent Common Stock Purchase Warrants-Series A	8-K	000-27239	4.6	1/12/15

4.24	Form of Placement Agent Common Stock Purchase Warrants-Series B	8-K	000-27239	4.7	1/12/15

4.25	Form of Placement Agent Common Stock Purchase Warrants-Series C	8-K	000-27239	4.8	1/12/15

4.26	Form of Placement Agent Common Stock Purchase Warrants-Series D	8-K	000-27239	4.9	1/12/15

4.27	Form of Placement Agent Common Stock Purchase Warrants-Series E	8-K	000-27239	4.10	1/12/15

4.28	Form of Common Stock Purchase Warrants-Series A-1	8-K	000-27239	4.1	3/10/15

4.29	Form of Common Stock Purchase Warrants-Series B-1	8-K	000-27239	4.2	3/10/15

4.30	Form of Common Stock Purchase Warrants-Series C-1	8-K	000-27239	4.3	3/10/15

4.31	Form of Common Stock Purchase Warrants-Series D-1	8-K	000-27239	4.4	3/10/15

4.32	Form of Common Stock Purchase Warrants-Series E-1	8-K	000-27239	4.5	3/10/15

4.33	Form of Placement Agent Common Stock Purchase Warrants-Series A-1	8-K	000-27239	4.6	3/10/15

4.34	Form of Placement Agent Common Stock Purchase Warrants-Series B-1	8-K	000-27239	4.7	3/10/15

4.35	Form of Placement Agent Common Stock Purchase Warrants-Series C-1	8-K	000-27239	4.8	3/10/15

4.36	Form of Placement Agent Common Stock Purchase Warrants-Series D-1	8-K	000-27239	4.9	3/10/15

4.37	Form of Placement Agent Common Stock Purchase Warrants-Series E-1	8-K	000-27239	4.10	3/10/15

4.38	Form of 2016 PIPE Warrant	8-K	000-27239	4.1	8/11/16

4.39	Form of Amended Series A Warrant	8-K	000-27239	4.2	8/11/16

4.40	Form of Amended Series C Warrant	8-K	000-27239	4.3	8/11/16

4.41	Form of Amended Series D Warrant	8-K	000-27239	4.4	8/11/16

4.42	Form of Amended Series E Warrant	8-K	000-27239	4.5	8/11/16

4.43	Form of Amended Series A-1 Warrant	8-K	000-27239	4.6	8/11/16

4.44	Form of Amended Series D-1 Warrant	8-K	000-27239	4.7	8/11/16

4.45	Form of Amended Series E-1 Warrant	8-K	000-27239	4.8	8/11/16

4.46	Form of Series F Warrant	8-K	000-27239	4.9	8/11/16

4.47	Form of Series F-1 Warrant	8-K	000-27239	4.10	8/11/16

4.48	Form of 2016 Broker Warrant	8-K	000-27239	4.11	8/11/16

		Incorporated by Reference
Exhibit number	Exhibit description	Form	File no.	Exhibit	Filing date	Filed herewith
4.49	Form of 2017 PIPE Warrant	8-K	001-37939	4.1	6/22/17

4.50	Form of 2017 Broker PIPE Warrant	8-K	001-37939	4.2	6/22/17

5.1	Opinion of Shumaker, Loop & Kendrick, LLP	Form S-3	333-220538	5.1	9/20/17

10.1	Executive Services Agreement with Denis Corin	10-QSB	000-27239	10.1	11/14/07

10.2	Amended Executive Services Agreement with Denis Corin	10-QSB	000-27239	10.2	11/14/07

10.3	License Agreement made March 6, 2000 between GeneMax Pharmaceuticals, UBC and Dr. Jefferies	10-KSB	000-27239	10.2	4/15/05

10.4	Collaborative Research Agreement made September 1, 2000 between GeneMax Pharmaceuticals, GeneMax Pharmaceuticals Inc. and UBC	10-KSB	000-27239	10.3	4/15/05

10.5	Production Services Agreement made March 18, 2003 between the Company and Molecular Medicine	10-KSB	000-27239	10.5	4/15/05

10.6	Biological Materials Transfer Agreement made October 21, 2003 between the Company and National Institutes of Health	10-KSB	000-27239	10.6	4/15/05

10.7	Option and Settlement Agreement made January 23, 2006 between GeneMax Pharmaceuticals, GeneMax Pharmaceuticals Inc., UBC and Dr. Jefferies	8-K	000-27239	10.1	2/3/06

10.8	2009 Stock Incentive Plan*	DEF14-C	000-27239	B	1/29/10

10.9	Technology Option Agreement, dated June 1, 2010, between TapImmune Inc. and Mayo Foundation for Education and Research	8-K	000-27239	10.1	6/4/10

10.10	Form of Securities Purchase Agreement, dated as of August 11, 2014, by and among the Company and the Purchasers	8-K	000-27239	10.1	8/11/14

10.11	Placement Agency Agreement, dated as of July 29, 2014, by and between the Company and H. C. Wainwright & Co., LLC	8-K	000-27239	10.2	8/14/14

10.12	Form of Securities Purchase Agreement, dated as of January 12, 2015, by and among the Company and the Purchasers	8-K	000-27239	10.1	1/12/15

10.13	Placement Agency Agreement, dated as of July 29, 2014 and Amended on January 12, 2015, by and between the Company and H. C. Wainwright & Co., LLC	8-K	000-27239	10.2	1/12/15

10.14	Finders Agreement, dated as of January 12, 2015, by and between the Company and Olympus Securities LLC	8-K	000-27239	10.3	1/12/15

10.15	Securities Purchase Agreement, dated as of March 9, 2015, by and among the Company and Eastern Capital Limited	8-K	000-27239	10.1	3/10/15

10.16	Placement Agency Agreement, dated as of July 29, 2014, Amended on January 12, 2015, by and between the Company and H. C. Wainwright & Co., LLC and Amended on March 9, 2015, by and between the Company and H. C. Wainwright & Co., LLC	8-K	000-27239	10.2	3/10/15

10.17	Form of Restructuring Agreement dated May 28, 2015	8-K	000-27239	10.1	6/3/15

10.18	Amended and Restated Restructuring Agreement, dated as of June 2, 2015	8-K	000-27239	10.1	6/5/15

10.19	Consulting Agreement, dated February 10, 2015, between TapImmune Inc. and Dr. John Bonfiglio*	8-K	000-27239	10.1	7/30/15

10.20	License and Assignment Agreement, dated July 21, 2015, with The Mayo Foundation for Medical Education and Research**	10-Q	000-27239	10.1	8/14/15

10.21	2014 Omnibus Stock Ownership Plan*	10-Q	000-27239	10.1	11/16/15

10.22	Amendment to 2014 Omnibus Stock Ownership Plan (February 10, 2015) *	10-Q	000-27239	10.2	11/16/15

10.23	Amendment to 2014 Omnibus Stock Ownership Plan (November 6, 2015) *	10-Q	000-27239	10.3	11/16/15

10.24	Amendment to 2014 Omnibus Stock Ownership Plan (August 29, 2017) *	8-K	001-37939	10.1	9/5/17

		Incorporated by Reference
Exhibit number	Exhibit description	Form	File no.	Exhibit	Filing date	Filed herewith
10.25	Form of Stock Option Award Agreement – Key Employee*	10-Q	000-27239	10.4	11/16/15

10.26	Form of Stock Option Award Agreement – Non-employee Director*	10-Q	000-27239	10.5	11/16/15

10.27	Form of Stock Option Award Agreement – Consultant*	10-Q	000-27239	10.6	11/16/15

10.28	Form of Restricted Stock Award Agreement – Consultant*	10-Q	000-27239	10.7	11/16/15

10.29	Employment Agreement between TapImmune, Inc. and Dr. Glynn Wilson, dated November 12, 2015*	10-Q	000-27239	10.8	11/16/15

10.30	Amendment to Consulting Agreement between TapImmune Inc. and Dr. John Bonfiglio dated as of June 12, 2015*	8-K	000-27239	10.2	2/16/16

10.31	Second Amendment to the Consulting Agreement by and between TapImmune Inc. and Dr. John Bonfiglio dated as of February 10, 2016*	8-K	000-27239	10.3	2/16/16

10.32	License and Assignment Agreement with Mayo Foundation for Medical Education and Research dated May 19, 2016**	10-Q	000-27239	10.7	8/15/16

10.33	Amendment to Employment Agreement between TapImmune Inc. and Glynn Wilson, dated as of July 18, 2016*	8-K	000-27239	10.1	7/19/16

10.34	Employment Agreement by and between by and between TapImmune Inc. and Dr. John Bonfiglio dated as of July 18, 2016*	8-K	000-27239	10.2	7/19/16

10.35	Employment Agreement by and between by and between TapImmune Inc. and Michael J. Loiacono dated as of August 25, 2016*	8-K	000-27239	10.1	8/25/16

10.36	Form of Subscription Agreement	8-K	001-37939	10.1	6/22/17

10.37	Registration Rights Agreement dated June 26, 2017	8-K	001-37939	10.2	6/22/17

10.38	Form of Warrant Exercise Agreement	8-K	001-37939	10.3	6/22/17

10.39	Agency Agreement between TapImmune Inc. and Katalyst Securities LLC, dated May 12, 2017	8-K	001-37939	10.4	6/22/17

10.40	Amendment to Placement Agency Agreement between TapImmune Inc. and Katalyst Securities LLC dated June 22, 2017	8-K	001-37939	10.1	6/26/17

14	Code of Ethics	10-Q	000-27239	14	11/16/15

23.1	Consent of Marcum LLP, an independent public accounting firm.	Form S-3	333-220538	23.1	9/20/17

23.2	Consent of Shumaker, Loop & Kendrick, LLP (included as part of Exhibit 5.1)	Form S-3	333-220538	23.2	9/20/17

23.3	Consent of Marcum LLP, an independent public accounting firm					X

24.1	Powers of Attorney (included on signature page).					X

101.INS	XBRL Instance Document	10-K	000-27239		4/14/16

101.SCH	XBRL Taxonomy Extension Schema Document	10-K	000-27239		4/14/16

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document	10-K	000-27239		4/14/16

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document	10-K	000-27239		4/14/16

101.LAB	XBRL Taxonomy Extension Label Linkbase Document	10-K	000-27239		4/14/16

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document	10-K	000-27239		4/14/16

101.INS	XBRL Instance Document	10-Q	001-37939		11/4/16

101.SCH	XBRL Taxonomy Extension Schema Document	10-Q	001-37939		11/4/16

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document	10-Q	001-37939		11/4/16

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document	10-Q	001-37939		11/4/16

101.LAB	XBRL Taxonomy Extension Label Linkbase Document	10-Q	001-37939		11/4/16

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document	10-Q	001-37939		11/4/16

*Executive management contract or compensatory plan or arrangement.

** Confidential treatment has been granted as to certain portions of this exhibit pursuant to Rule 406 of the Securities Act of 1933, as amended, or Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on December 28, 2017.

TapImmune Inc.

By:	/s/ Peter Hoang
Peter Hoang
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Michael J. Loiacono
Michael J. Loiacono
Chief Financial Officer (Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Signature	Title	Date

/s/Peter Hoang	Chief Executive Officer and Director	December 28, 2017
Peter Hoang

*	Director	December 28, 2017
Sherry Grisewood

/*	Director	December 28, 2017
Dr. Glynn Wilson

*	Director	December 28, 2017
David Laskow-Pooley

*	Director	December 28, 2017
Mark Reddish

*	Director	December 28,2017
Frederick Wasserman

*	Director	December 28, 2017
Joshua Silverman

/s/ Michael J. Loiacono	Chief Financial Officer	December 28, 2017
Michael J. Loiacono

*By:	/s/ Michael J. Loiacono

Attorney-in-fact pursuant to power of attorney previously filed with the Registration Statement on Form S-3 (333-220538), originally filed on September 20, 2017.